      Number                                        Shares
     SI

       COMMON STOCK                                 COMMON STOCK

INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE
                                                   CUSIP 809136 10 4
                               SCOOP!
                        --------------------
                        INFORMATION SERVICES
                        --------------------


THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                               SCOOP, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

    /s/ Daniel L. Pelekoudas                     /s/ Mark A. Davidson
    ----------------------------           ------------------------------------
   GENERAL COUNSEL AND SECRETARY           PRESIDENT AND CHIEF FINANCIAL OFFICER



COUNTERSIGNED AND REGISTERED:
    AMERICAN STOCK TRANSFER & TRUST COMPANY
                       TRANSFER AGENT AND REGISTRAR

BY

                               AUTHORIZED SIGNATURE


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    The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT-.....Custodian.......
TEN ENT - as tenants by the entireties                   (Cust)        (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants          Act..........................
          in common                                            (State)
                            UNIF TRF MIN ACT-.......Custodian (until age.......)
                                              (Cust)
                                             ............under Uniform Transfers
                                               (Minor)
                                             to Minors Act......................
                                                                 (State)


       Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,_____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
__________________________________
__________________________________

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________
_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________

                           X_________________________________________________
                           X_________________________________________________
                            THE SIGNATURE(S)  TO  THIS  ASSIGNMENT  MUST
                    NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                            FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.